American Beacon Crescent Short Duration High Income Fund

Supplement dated

June 30, 2020

to the

Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 29, 2020, as previously amended or supplemented

As previously disclosed, upon the recommendation of American Beacon Advisors, Inc., the Board of Trustees (the “Board”) of American Beacon Funds approved a plan to liquidate and terminate the American Beacon Crescent Short Duration High Income Fund (the “Fund”). The liquidation date for the Fund, which previously was on or about June 30, 2020, has changed. The liquidation date for the Fund is now expected to occur on or about July 31, 2020 (the “Liquidation Date”).

In anticipation of the liquidation, effective March 5, 2020, the Fund was closed to new shareholders. In anticipation of and in preparation for the liquidation of the Fund, Crescent Capital Group LP, the sub-advisor to the Fund, has increased the portion of the Fund’s assets held in cash and similar instruments. The Fund is no longer pursuing its investment objectives as a result of this transition. On or about the Liquidation Date, the Fund will distribute cash pro rata to all remaining shareholders. These shareholder distributions may be taxable events. Thereafter, the Fund will terminate.

Please note that you may be eligible to exchange your shares of the Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption fees or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with its liquidation, the Fund may declare distributions of its net investment income and net capital gain in advance of its Liquidation Date, which may be taxable.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1. If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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